Exhibit 10.1

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 15, 2014 (the “Effective Date”), between DEEP DOWN, INC., a Nevada corporation (“Borrower”), and WHITNEY BANK, a Mississippi state chartered bank (the “Lender”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A. Borrower and Whitney National Bank, a national banking association, are parties to that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 31, 2010, the Second Amendment to Amended and Restated Credit Agreement dated as of April 14, 2011, the Third Amendment to Amended and Restated Credit Agreement dated as of June 9, 2011, the Fourth Amendment to Amended and Restated Credit Agreement dated as of April 15, 2012, the Fifth Amendment to Amended and Restated Credit Agreement dated as of March 5, 2013, and as further amended, restated, or supplemented from time to time, the “Credit Agreement”).

B. Whitney National Bank is now Whitney Bank, a Mississippi state chartered bank.

C. As of the Effective Date, (i) each of the ROV Term Loan, the RLOC Term Loan, the Acquisition Term Loan, and the Equipment Term Loan have been paid in full, (ii) the LC Facility has been refinanced as a revolving credit facility with a letter of credit subfacility pursuant to the Fourth Amendment to Amended and Restated Credit Agreement dated as of April 15, 2012, and (iii) Borrower’s obligations with respect to each of the Revolving Credit Facility and the RE Term Facility remain in full force and effect.

D. Deep Down, Inc., a Delaware corporation (“DDI Delaware”), as buyer, has entered into that certain Purchase and Sale Agreement dated effective November 5, 2013 (the “Carousel PSA”) with EMAS AMC, Inc. (“EMAS”), as seller, to purchase a certain portable umbilical carousel (as more particularly described in the Carousel PSA (the “Carousel”). Under the terms of the Carousel PSA, DDI Delaware agreed to pay to EMAS the purchase price for the Carousel in monthly installments.

E. Borrower has requested that Lender amend the Credit Agreement in order to, among other things, (i) extend the maturity date of the Revolving Credit Facility to June 30, 2015 and (ii) make a new single-advance term loan to Borrower in the original principal amount of $2,200,000 (the “Carousel Term Loan”) to fund the outstanding portion of the purchase price under the Carousel PSA as of the Effective Date, in each case, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1. Amendments to Credit Agreement.

(a) The index of Exhibits on page iv of the Credit Agreement is hereby amended to add the following new reference to Exhibit A-8 in the appropriate alphanumeric order:

“EXHIBIT A-8                    Carousel Term Note”

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(b) Section 1.1 (Definitions) of the Credit Agreement is amended to delete the defined terms “Notes” and “Revolving Credit Termination Date” in their entirety and to replace them with the following in the appropriate alphabetical order:

“Notes means the RE Term Note, the Revolving Note, and the Carousel Term Note.

Revolving Credit Termination Date means the earlier of (a) June 30, 2015, or (b) the effective date that Lender’s Commitment to make Loans under the Revolving Credit Facility is otherwise canceled or terminated in accordance with Section 12 of this Agreement or otherwise.”

(c) Section 1.1 (Definitions) of the Credit Agreement is further amended to add the following new defined terms in the appropriate alphabetical order:

“Equipment Term Committed Amount means $250,000.

Carousel means that certain portable umbilical carousel as described in the Carousel PSA.

Carousel PSA means that certain Purchase and Sale Agreement effective as of November 5, 2013 by and between Deep Down, Inc., a Delaware corporation, as buyer, and EMAS AMC, Inc., a Delaware corporation, as seller.

Carousel Term Committed Amount means $2,200,000.

Carousel Term Loan is defined in Section 2.1.

Carousel Term Loan Maturity Date means the earlier of (a) October 15, 2016, and (b) the acceleration of maturity of the Carousel Term Loan in accordance with Section 12 of this Agreement.

Carousel Term Note means a promissory note substantially in the form of Exhibit A-8 executed by Borrower and made payable to Lender in the original principal amount of the Carousel Term Committed Amount, together with all renewals, extensions, modifications, amendments, supplements, restatements and replacements of, or substitutions for, each such promissory note.

Carousel Term Principal Amount means, when determined, the outstanding principal balance of the Carousel Term Note.

Sixth Amendment Effective Date means April 15, 2014.”

(d) Section 2.1 (Credit Facility) of the Credit Agreement is amended by adding the following new subsection (e) to the end of such Section:

“(e) Subject to the terms and conditions of this Agreement, effective as of the Sixth Amendment Effective Date, Lender agrees to make a term loan to Borrower in a single advance on the Sixth Amendment Effective Date in an amount equal to the Carousel Term Committed Amount, which, when paid or prepaid, may not be reborrowed (the “Carousel Term Loan”).”

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(e) Schedule 2.2(b) (Loan Procedure) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(b) Subject to compliance with Section 5, Borrower may request the Carousel Term Loan by submitting a Loan Request to Lender. Such Loan Request (i) must be received no later than 11:00 a.m. on the proposed Loan Date and (ii) shall be irrevocable and binding on Borrower.”

(f) Section 2.3 (Prepayment) of the Credit Agreement is deleted in its entirety and replaced with the following:

“2.3 Prepayment.

(a) Borrower may voluntarily pay or prepay all or any part of the RE Term Principal Amount, the Carousel Term Principal Amount, or the Revolving Credit Facility without premium or penalty, at any time, and while no Cash Management Agreement is in effect, subject to the following conditions:

(i) Lender must receive Borrower’s written or telephonic prepayment notice by 10:00 a.m. on the prepayment date;

(ii) Borrower’s prepayment notice shall (A) specify the prepayment date, (B) specify the amount of the Loan to be prepaid, and (C) indicate whether the RE Term Principal Amount, the Carousel Term Principal Amount, or the Revolving Principal Amount is to be repaid;

(iii) each partial prepayment must be in a minimum amount of not less than (A) $10,000 or a greater integral multiple of $1,000 or (B) if less than the minimum amount, the outstanding balance of the RE Term Principal Amount, the Carousel Term Principal Amount, or the Revolving Principal Amount as applicable;

(iv) all accrued and unpaid interest on the portion of the RE Term Principal Amount or the Carousel Term Principal Amount must also be paid in full on the prepayment date;

(v) each partial prepayment of the RE Term Principal Amount, or the Carousel Term Principal Amount, as applicable, shall be applied to the scheduled principal payments in the inverse order of their maturity.

(b) All prepayments under this Section 2.3 shall be without premium or penalty.

(c) If the Revolving Credit Exposure at any time exceeds the Revolving Credit Limit, then Borrower shall repay the Revolving Principal Amount (or if no Revolving Principal Amount is outstanding, Cash Collateralized the LC Exposure), in at least the amount of that excess, together with all accrued and unpaid interest on the principal amount so repaid.

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(d) On the date such amounts are received by, or for the account of, Borrower, the following amounts shall be paid to Lender in the form received with any endorsement or assignment and shall be applied as follows:

(i) 100% of the Net Proceeds with respect to the Disposition of any Property shall be applied first, to the RE Term Principal Amount, and second, to the Carousel Term Principal Amount;

(ii) 100% of the Net Proceeds with respect to the Disposition of the Carousel shall be applied first, the Carousel Term Principal Amount, and second, to the RE Term Principal Amount.

(iii) 100% of the Net Proceeds with respect to the Disposition of any asset other than the Dispositions described in clauses (i) and (ii) above (and other than any Dispositions permitted by Section 9.9), shall be applied in accordance with Section 2.3(e).

(iv) 100% of the Net Proceeds from the issuance of Subordinated Debt shall be applied in accordance with Section 2.3(e).

The non-cash portion of all Net Proceeds Lender is entitled to receive under this Section 2.3 shall be pledged to Lender concurrently with the applicable Disposition.

(e) Unless otherwise specified in this Agreement, prepayments under this Section 2.3 shall be applied (i) first, to the prepayment of the outstanding RE Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the RE Term Principal Amount is paid in full, and (ii) second, to the prepayment of the outstanding Carousel Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the Carousel Term Principal Amount, is paid in full.

(f) After proper application of all proceeds under this Section 2.3, any remaining proceeds shall be applied to (i) repay the Revolving Credit Facility, with the proceeds being applied in accordance with Section 3.4, and (ii) to Cash Collateralize all LC Exposure, with the excess, if any, being payable to Borrower.”

(g) Section 3.1(a) (Notes and Payments) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) The Loans shall be evidenced as follows:

(i) The Loan under the RE Term Facility shall be evidenced by the RE Term Note.

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(ii) The Loans under the Revolving Credit Facility shall be evidenced by the Revolving Note.

(iii) The Loan under the Carousel Term Loan shall be evidenced by the Carousel Term Note.”

(h) Section 3.2 of the Credit Agreement is amended to delete the heading thereof in its entirety and replace it with the following:

“3.2 RE Term Facility, Carousel Term Loan, and Revolving Credit Facility.”

(i) Section 3.2 (RE Term Facility, Carousel Term Loan, and Revolving Credit Facility) of the Credit Agreement is amended to delete subsections (c), (d), and (e) in their entirety and to replace them with the following:

“(c) Accrued and unpaid interest on the Carousel Term Principal Amount is due and payable monthly in arrears on the first day of each month beginning July 1, 2014, and continuing on the first day of each month thereafter until the Carousel Term Loan Maturity Date.

(d) Principal payments on the Carousel Term Loan in the amount of $65,000 are due and payable monthly in arrears on the first day of each month beginning July 1, 2014, and continuing on the first day of each month thereafter until the Carousel Term Loan Maturity Date.

(e) All outstanding principal and all accrued and unpaid interest in respect of the Carousel Term Loan is due and payable on the Carousel Term Loan Maturity Date.”

(j) Section 3.4 (Interest) of the Credit Agreement is deleted in its entirety and replaced with the following:

“3.4 Interest. Except as otherwise provided in this Agreement:

(a) The RE Term Principal Amount shall accrue interest at an annual rate equal to the lesser of (i) 4.00% and (ii) the Maximum Rate.

(b) The Carousel Term Principal Amount shall accrue interest at an annual rate equal to the lesser of (i) 3.50% and (ii) the Maximum Rate.

(c) The Revolving Principal Amount shall accrue interest at an annual rate equal to the lesser of (i) 3.50% and (ii) the Maximum Rate.

(d) Each change in the Maximum Rate is effective has of the date of such change without notice to Borrower or any other Person.”

(k) Section 7.13(a) (Purpose of Credit Facilities) of the Credit Agreement is amended to add the following last sentence to the end of such Section:

“The proceeds of the Carousel Term Loan will be used to fund the outstanding portion of the purchase price under the Carousel PSA as of the Sixth Amendment Effective Date.”

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(l) Section 8.10(d) (Application of Insurance and Eminent Domain Proceeds) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(d) Any Eminent Domain Proceeds arising from the Properties or Insurance Proceeds arising from losses incurred by Borrower shall be applied (i) first, to the RE Term Facility, (ii) second, to the Carousel Term Loan, (iii) third, to the Revolving Credit Facility, and (iv) fourth, to Cash Collateralize LC Exposure, with the excess, if any, payable to Borrower.”

(m) Section 9.9 (Sale of Assets) of the Credit Agreement is deleted in its entirety and replaced with the following:

9.9 Disposition of Assets.

(a) No Company may make any Disposition or enter into any agreement to make any Disposition, except (a) Dispositions in the ordinary course of business, (b) Dispositions of (i) obsolete or worn out assets, (ii) assets which are no longer needed in such Company’s business, (iii) inventory in the ordinary course of business, or (iv) delinquent accounts receivable in the ordinary course of business for purposes of collection; provided that, all of the consideration of each such Disposition is cash, and (c) to the extent permitted by Section 9.6.

(b) No Company may lease the Carousel to any Person without Lender’s prior written consent, which consent shall be conditioned upon the execution and delivery to Lender of a subordination agreement in Proper Form. Such subordination agreement shall subordinate in all respects any Liens on the Carousel in favor of any third party to any Liens on the Carousel which secure the Obligation.”

(n) Section 10.3 (Tangible Net Worth) of the Credit Agreement is deleted in its entirety and replaced with the following:

“10.3 Tangible Net Worth. The Tangible Net Worth may not at any time from and after March 31, 2014, be less than an amount equal to the sum of (a) $16,700,000, plus (b) 50% of the Companies’ net income, if positive, after provision for Taxes, for each whole or partial fiscal year completed after March 31, 2014.”

2. Schedule and Exhibit.

(a) Exhibit A-8 (Carousel Term Note) attached to this Amendment is hereby added to the Credit Agreement in the appropriate alphanumeric order.

(b) Exhibit C (Loan Request) to the Credit Agreement is hereby deleted in its entirety and replaced with the Exhibit C attached to this Amendment.

3. Conditions.

(a) This Amendment shall be effective once each of the following have occurred or have been delivered to Lender, each in Proper Form:

(b) this Amendment executed by Borrower and Lender;

(c) Guarantors’ Consent and Agreement;

(d) a Carousel Term Note in the original principal amount of $2,200,000 executed by Borrower and made payable to the order of Lender;

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(e) a fully executed copy of the Carousel PSA;

(f) a pay-off letter from EMAS;

(g) a Secretary’s Certificate of Borrower certifying as to incumbency, specimen signatures, resolutions adopted by Borrower’s Board of Directors authorizing this Amendment and the transactions contemplated hereby and thereby, and no changes to Borrower’s Certificate of Incorporation and Bylaws since the date of the Secretary’s Certificate delivered by Borrower to Lender in connection with the Credit Agreement;

(h) a UCC-1 Financing Statement with respect to the Carousel.

(i) Borrower shall have paid, and Lender shall have received an upfront fee in the amount of $36,000 which fee shall be duly earned when paid and shall be non-refundable;

(j) Borrower shall have paid, and Lender shall have received, payment of Lender’s other fees and expenses incurred in connection with this Amendment, including fees and expenses of its legal counsel; and

(k) such other documents and items as Lender may reasonably request.

4. Further Assurances. Each Company agrees to take such action as Lender may reasonably request to further the attachment, perfection and first priority of, and the ability of Lender to enforce Lender’s Lien upon the Carousel.

5. Representations and Warranties. Borrower represents and warrants to Lender that upon giving effect to all prior written waivers granted by Lender in connection with the Credit Agreement (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

6. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

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7. Miscellaneous.

(a) No Waiver of Defaults. Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d) Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender. Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h) Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on following page.]

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The Amendment is executed as of the Effective Date set out in the preamble to this Amendment.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By: /s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

LENDER:

WHITNEY BANK,
a Mississippi state chartered bank

By: /s/ Paul W. Cole
Paul W. Cole
Senior Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

TO

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing. Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon the undersigned, their successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS:

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By: /s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman and Chief Financial Officer of each of the foregoing companies

Guarantors’ Consent and Agreement to Sixth Amendment to Amended and Restated Credit Agreement

EXHIBIT A-8

Carousel TERM NOTE

$2,200,000	Houston, Texas	April 15, 2014

FOR VALUE RECEIVED, DEEP DOWN, INC., a Nevada corporation (“Borrower”), hereby promises to pay to the order of Whitney Bank, a Mississippi state charted bank (“Lender”), on or before the Carousel Term Loan Maturity Date, the principal amount of $2,200,000 or so much thereof as may then be outstanding under this note, together with interest, as described below.

This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended by that certain First Amendment dated as of December 31, 2010, that certain Second Amendment dated as of April 14, 2011, that certain Third Amendment dated as of June 9, 2011, that certain Fourth Amendment dated as of the date hereof, that certain Fourth Amendment dated as of April 15, 2012, that certain Fifth Amendment dated as of March 5, 2013, that certain Sixth Amendment dated as of the date hereof, and as further amended, supplemented or restated, the “Credit Agreement”), between Borrower and Lender and is the “Carousel Term Note” referred to in the Credit Agreement. Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of rights, payment of attorneys’ fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note. This note is a Loan Document and, therefore, is subject to the applicable provisions of Section 13 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

Specific reference is made to Section 3.7 of the Credit Agreement for usury savings provisions.

the rights and obligations of the parties hereto shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between the parties are superseded by and merged into such writings. this note, the credit agreement and the other written loan documents executed by the borrower and the lender (or by the borrower for the benefit of the lender) represent the final agreement between the borrower and the lender and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. there are no unwritten oral agreements between the parties.

This note must be construed — and its performance enforced — under Texas law.

[Signature appears on the following page.]

EXECUTED as of the date first written above.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By: _____________________________
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Carousel Term Note

EXHIBIT C

LOAN REQUEST

________, ____

Whitney Bank
4265 San Felipe, Suite 200
Houston, Texas 77027
Attn: Paul W. Cole

Reference is made to that certain Amended and Restated Credit Agreement dated as of November 11, 2008 and amended and restated through April 14, 2010 (as amended by that certain First Amendment dated as of December 31, 2010, that certain Second Amendment dated as of April 14, 2011, that certain Third Amendment dated as of June 9, 2011, that certain Fourth Amendment dated as of April 15, 2012, that certain Fifth Amendment to Credit Agreement dated as of March 5, 2013, that certain Sixth Amendment to Credit Agreement dated as of April 15, 2014, and as further amended, supplemented or restated, the “Credit Agreement”), between the undersigned and Whitney Bank, a Mississippi state chartered bank (the “Lender”). Capitalized terms used but not defined in this Loan Request shall have the meanings given such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to Section 2.2 of the Credit Agreement that it requests a Loan under the Credit Agreement on the following terms:

(A)	Loan Date (a Business Day)[1]	__________
(B)	Under the following facility:	__________
(i) Carousel Term Loan
(ii) Revolving Credit Facility
(C)	Amount of Loan Requested	__________

The undersigned hereby certifies that the following statements are true and correct on the date this Loan Request, and will be true and correct on the Loan Date specified above after giving effect to such Loan: (a) all of the representations and warranties in the Loan Documents are true and correct in all material respects (except to the extent that they speak to a specific date); (b) no Material Adverse Event has occurred; and (c) no Default or Potential Default exists.

[Signature appears on the following page.]

____________________

[1] Lender must receive Loan Request no later than 11:00 a.m. on the proposed Loan Date.

**With respect to the Revolving Credit Facility, must be in an amount not less than $100,000 or a greater multiple of $10,000.

Exhibit C – Page 1

Very truly yours,

deep down, inc.,
a Nevada corporation

By: __________
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Loan Request